BLACKROCK FUNDS V

BlackRock U.S. Government Bond Portfolio

(the “Fund”)

Supplement dated June 3, 2022 to the

Summary Prospectuses, Prospectuses and

Statement of Additional Information (“SAI”) of the Fund,

each dated January 28, 2022, as supplemented to date

On May 20, 2022, the Board of Trustees of the Fund (the “Board”) approved a change in the name of the Fund to “BlackRock Impact Mortgage Fund” and certain changes to the Fund’s investment objective, investment strategies and investment process. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team and the benchmark indexes against which the Fund compares its performance. These changes are expected to become effective on or about September 1, 2022. In connection with the repurposing of the Fund, beginning on or about August 18, 2022, the Fund may begin transitioning its portfolio and deviate from the principal investment strategies.

Accordingly, effective on or about September 1, 2022, the following changes are expected to be made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

Change in the Fund’s Name

All references to “BlackRock U.S. Government Bond Portfolio” are changed to “BlackRock Impact Mortgage Fund” to reflect the Fund’s new name.

Change in the Fund’s Investment Objective

The section of each Summary Prospectus entitled “Key Facts About BlackRock U.S. Government Bond Portfolio—Investment Objective” and the section of each Prospectus entitled “Fund Overview—Key Facts About BlackRock U.S. Government Bond Portfolio—Investment Objective” are deleted in their entirety and replaced with the following:

Investment Objective

The investment objective of the BlackRock Impact Mortgage Fund (the “Impact Mortgage Fund” or the “Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management, while investing in a portfolio of fixed income securities the proceeds of which Fund management views as generating positive social and/or environmental impacts.

The section of each Prospectus entitled “Details About the Funds—How Each Fund Invests—U.S. Government Bond Portfolio—Investment Objective” is deleted in its entirety and replaced with the following:

Investment Objective

The investment objective of the BlackRock Impact Mortgage Fund (the “Impact Mortgage Fund” or the “Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management, while investing in a portfolio of fixed income securities the proceeds of which Fund management views as generating positive social and/or environmental impacts. The investment objective is a non-fundamental policy of the Fund and may not be changed without 30 days’ prior notice to shareholders.

Change in the Fund’s Investment Strategies and Risks

The section of each Summary Prospectus entitled “Key Facts About BlackRock U.S. Government Bond Portfolio—Principal Investment Strategies of the Fund” and the section of each Prospectus entitled

“Fund Overview—Key Facts About BlackRock U.S. Government Bond Portfolio—Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in mortgage-backed and other mortgage-related securities that are issued or guaranteed by the U.S. Government and its agencies. The securities in which the Fund may invest include U.S. government securities, U.S. government agency securities, securities issued by U.S. government instrumentalities and U.S. government-sponsored enterprises, and other mortgage-backed securities or mortgage-related securities issued by the U.S. government or by private issuers. Some of these securities are issued and/or guaranteed by the U.S. government and are supported by the full faith and credit of the United States. Other securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±1 year of the duration of the Bloomberg U.S. MBS Index (the Fund’s benchmark).

The Fund will seek to invest in mortgage-backed and other mortgage-related securities that are issued or guaranteed by the U.S. Government and its agencies that BlackRock believes have the potential to produce attractive long-term returns and the proceeds of which, in BlackRock’s view, can provide positive and measurable impacts.

BlackRock considers a number of criteria when selecting portfolio securities, including, but not limited to, whether the activities supported by the investment are expected to include positive social and environmental impact with measurable and clear benefit to undercapitalized or high social opportunity areas, responsible use of proceeds, and alignment with broadly endorsed public policy goals. The Fund’s investments will be focused across mortgage impact themes that align with certain United Nations Sustainable Development Goals (“SDGs”), including, but not limited to, ending poverty, promoting inclusive and sustainable industrialization, reducing inequalities, and making cities and communities sustainable. The SDGs are a series of goals published by the United Nations that recognize that ending poverty and other deprivations must go hand-in-hand with improvements in health, education, and economic growth, and reduction in inequalities, while tackling climate change and working to preserve the planet’s oceans and forests.

The Fund intends to focus its investments in mortgages originated as part of social impact programs, including, without limitation, rural housing, manufactured housing, pools issued by State Housing Finance Authorities and bespoke impact mortgage-backed security pools. Additionally, BlackRock may consider specific criteria such as collateral targeted towards underserved populations and/or underserved regions as having a positive social impact. BlackRock will examine both quantitative metrics and qualitative details to measure the impact achieved.

The Fund may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the impact-related criteria used by Fund management.

Securities purchased by the Fund (except with respect to non-dollar denominated bonds) generally are rated in the highest rating category (AAA or Aaa) by at least one major rating agency or are determined by the Fund management team to be of similar quality at the time of purchase. The Fund may also invest up to 5% of its assets in dollar-denominated investment grade securities that are rated below the highest rating category at the time of purchase. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The Fund evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities (including U.S. Treasury Inflation-Protected Securities), commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), and other mortgage-related securities. The Fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged basis. Non-dollar denominated bonds purchased by the Fund, at the time of purchase, are rated in the four highest rating categories by at least one major rating agency (Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by S&P Global Ratings (“S&P”) or Fitch Ratings Inc. (“Fitch”)) or are determined by the Fund management team to be of similar quality. Securities rated in any of the four highest rating categories or determined by the Fund management team to be of similar quality at the time of purchase are known as “investment grade” securities.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps, interest rate or foreign currency transactions, including swaps, and forward contracts or similar instruments, such as to be announced (“TBA”) transactions or dollar rolls (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such as reverse repurchase agreements.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The section of each Prospectus entitled “Details About the Funds—How Each Fund Invests—Investment Process” is deleted in its entirety with respect to the Fund and replaced with the following:

Investment Process

BlackRock considers a variety of factors when choosing investments. Securities are purchased for the Fund when the management team determines that such securities have the potential for above-average total return. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The section of each Prospectus entitled “Details About the Funds—How Each Fund Invests—U.S. Government Bond Portfolio—Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in mortgage-backed and other mortgage-related securities that are issued or guaranteed by the U.S. Government and its agencies. The securities in which the Fund may invest include U.S. government securities, U.S. government agency securities, securities issued by U.S. government instrumentalities and U.S. government-sponsored enterprises, and other mortgage-backed securities or mortgage-related securities issued by the U.S. government or by private issuers. Some of these securities are issued and/or guaranteed by the U.S. government and are supported by the full faith and credit of the United States. Other securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises. This is a non-fundamental policy of the Fund and may be changed upon 60 days’ prior notice shareholders. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±1 year of the duration of the Bloomberg U.S. MBS Index (the Fund’s benchmark). Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. As of March 31, 2022, the duration of the Fund’s benchmark was 6.11 years, as calculated by BlackRock.

The Fund will seek to invest in mortgage-backed and other mortgage-related securities that are issued or guaranteed by the U.S. Government and its agencies that BlackRock believes have the potential to produce attractive long-term returns and the proceeds of which, in BlackRock’s view, can provide positive and measurable impacts.

BlackRock considers a number of criteria when selecting portfolio securities, including, but not limited to, whether the activities supported by the investment are expected to include positive social and environmental impact with measurable and clear benefit to undercapitalized or high social opportunity areas, responsible use of proceeds, and alignment with broadly endorsed public policy goals. The Fund’s investments will be focused across mortgage impact themes that align with certain United Nations Sustainable Development Goals (“SDGs”), including, but not limited to, ending poverty, promoting inclusive and sustainable industrialization, reducing inequalities, and making cities and communities sustainable. The SDGs are a series of goals published by the United Nations that recognize that ending poverty and other deprivations must go hand-in-hand with improvements in health, education, and economic growth, and reduction in inequalities, while tackling climate change and working to preserve the planet’s oceans and forests.

The Fund intends to focus its investments in mortgages originated as part of social impact programs, including, without limitation, rural housing, manufactured housing, pools issued by State Housing Finance Authorities and bespoke impact mortgage-backed security pools. Additionally, BlackRock may consider specific criteria such as collateral targeted towards underserved populations and/or underserved regions as having a positive social impact. BlackRock will examine both quantitative metrics and qualitative details to measure the impact achieved.

The Fund may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the impact-related criteria used by Fund management.

Securities purchased by the Fund (except with respect to non-dollar denominated bonds) generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. The Fund may also invest up to 5% of its assets in dollar- denominated investment grade securities that are rated below the highest rating category at the time of purchase. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years. The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in the Fund, the more weight it gets in calculating this average.

The Fund evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities (including U.S. Treasury Inflation-Protected Securities), commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), and other mortgage-related securities. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. CMOs are bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections. The Fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged basis. Non-dollar denominated bonds purchased by the Fund, at the time of purchase. are rated in the four highest rating categories by at least one major rating agency (Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by S&P Global Ratings (“S&P”) or Fitch Ratings Inc. (“Fitch”)) or are determined by the Fund management team to be of similar quality. Securities rated in any of the four highest rating categories or determined by the Fund management team to be of similar quality at the time of purchase are known as “investment grade” securities.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps, interest rate or foreign currency transactions, including swaps, and forward contracts or similar instruments, such as to be announced (“TBA”) transactions or dollar rolls (collectively, commonly known as derivatives). In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first par ty would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, paramount and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later. The actual pools of mortgage-backed securities delivered in a TBA transaction typically are not determined until two days prior to settlement date. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such as reverse repurchase agreements.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The section of each Summary Prospectus entitled “Key Facts About BlackRock U.S. Government Bond Portfolio—Principal Risks of Investing in the Fund,” the section of each Prospectus entitled “Fund Overview—Key Facts About BlackRock U.S. Government Bond Portfolio—Principal Risks of Investing in the Fund,” and the section of each Prospectus entitled “Details About the Funds—Investment Risks—Principal Risks of Investing in a Fund” are amended with respect to the Fund to add the following principal risk:

•

Impact Investing Risk — The Fund intends to make investments that are expected to provide measurable social and environmental impact outcomes as determined by Fund management, in part using its proprietary methodology. The Fund may forego opportunities to buy or sell certain investments based on its selection criteria, which may affect the Fund’s exposure to those investments. As a result, the Fund’s results may be lower than other funds that do not seek to invest based on expected impact outcomes. BlackRock seeks to identify investments that it believes will have positive impact outcomes, but investors may differ in their views of what constitutes positive or negative impact outcomes, or the relative importance of different impact outcomes. As a result, the Fund may invest in ways that do not reflect the beliefs and values of any particular investor. The information inputs used in

BlackRock’s methodology for assessing expected impact outcomes may be or become incomplete, inaccurate, or unavailable for certain investments, or the assessment methodology may prove to be insufficient or unreliable for forecasting the impact of certain investments, leading to actual impact outcomes different from those expected at the time of investment. The Fund may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the impact-related criteria used by Fund management.

Change in the Fund’s Performance Information and Benchmark

The first paragraph in the section of each Summary Prospectus entitled “Key Facts About BlackRock U.S. Government Bond Portfolio—Performance Information” and the section of each Prospectus entitled “Fund Overview—Key Facts About BlackRock U.S. Government Bond Portfolio—Performance Information” is deleted in its entirety and replaced with the following:

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Bloomberg U.S. MBS Index. The Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio, a series of BlackRock Funds II (the “Predecessor Fund”), in a reorganization on September 17, 2018 (the “Reorganization”). The Fund adopted the performance of the Predecessor Fund as a result of the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Predecessor Fund had the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Fund as of the date of the Reorganization. The Fund’s and Predecessor Fund’s total returns prior to September 1, 2022 as reflected in the bar chart and table are the returns of the Fund and the Predecessor Fund, as applicable, when each followed a different investment objective and different investment strategies and process under the name “BlackRock U.S. Government Bond Portfolio.” Effective September 1, 2022, the Fund has changed the benchmark against which it measures its performance from the Bloomberg U.S. Government/Mortgage Index to the Bloomberg U.S. MBS Index. Fund management believes the Bloomberg U.S. MBS Index more accurately reflects the investment strategy of the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at 800-882-0052.

Change in the Fund’s Portfolio Management Team

The section of each Summary Prospectus entitled “Key Facts About BlackRock U.S. Government Bond Portfolio—Portfolio Managers” and the section of each Prospectus entitled “Fund Overview—Key Facts About BlackRock U.S. Government Bond Portfolio—Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since*	Title
Matthew Kraeger	2012	Managing Director of BlackRock, Inc.
Siddarth Mehta	2017	Director of BlackRock. Inc.

*	Includes management of the Predecessor Fund.

The section of each Prospectus entitled “Details About the Funds—How Each Fund Invests—U.S. Government Bond Portfolio—About the Portfolio Management of the U.S. Government Bond Portfolio” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE IMPACT MORTGAGE FUND
The Fund is managed by a team of financial professionals. Matthew Kraeger and Siddharth Mehta are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The third paragraph and the table following the third paragraph in the section of each Prospectus entitled “Management of the Funds—Portfolio Manager Information” is deleted in its entirety and replaced with the following:

The Impact Mortgage Fund is managed by a team of financial professionals. Matthew Kraeger and Siddharth Mehta are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since*	Title and Recent Biography
Matthew Kraeger	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2009 to 2014; Vice President of BlackRock, Inc. from 2006 to 2008; Associate of BlackRock, Inc. from 2002 to 2005.
Siddharth Mehta	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2017; Vice President of BlackRock, Inc. from 2011 to 2016.

*	Includes management of the Predecessor Fund.

Shareholders should retain this Supplement for future reference.

PR2SAI-USGB-0622SUP